Exhibit 13.1

Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Daniel Yong Zhang, Chief Executive Officer of Alibaba Group Holding Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.              the Company’s annual report on Form 20-F for the fiscal year ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: June 5, 2019

By:	/s/ Daniel Yong Zhang
Name: Daniel Yong Zhang
Title: Chief Executive Officer